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                                                                   EXHIBIT 99

                    CAUTIONARY STATEMENTS FOR PURPOSES OF THE
               "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES
                          LITIGATION REFORM ACT OF 1995


         JP Foodservice, Inc. ("JP Foodservice" or the "Company") is filing this Current Report on Form 8-K to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Many of the important factors presented below have been discussed in the Company's prior filings with the Securities and Exchange Commission.

         JP Foodservice wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results, and could cause the Company's actual results for the fiscal periods ending after the date hereof to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. The following factors are not all factors which investors should consider prior to making an investment decision with respect to the Company's securities, nor should investors assume that the information contained herein is complete or accurate in all respects after the date of this filing. The Company disclaims any duty to update the statements contained herein.

         Low Margin Business; Economic Sensitivity. The foodservice distribution industry is characterized by relatively high inventory turnover with relatively low profit margins. A significant portion of the Company's sales are made at prices that are based on product cost plus a percentage markup. As a result, the Company's profit levels may be negatively affected during periods of food price deflation, even though the Company's gross profit percentage may remain relatively constant.

         The foodservice industry is sensitive to national and regional economic conditions, and the demand for foodservice products supplied by JP Foodservice has been adversely affected in past years by economic downturns. The Company's operating results also are particularly sensitive to, and may be adversely affected by, difficulties with the collectability of accounts receivable, inventory control, competitive price pressures, severe weather conditions and unexpected increases in fuel or other transportation-related costs. Although these factors generally have not had a material adverse impact on the Company's past operations, there can be no assurance that one or more of such factors will not adversely affect future operating results.

         Acquisition Strategy. The Company's business strategy emphasizes supplementing internal expansion with acquisitions. There can be no assurance that the Company will successfully identify suitable acquisition candidates, complete announced acquisitions, integrate acquired operations into its existing operations or expand into new markets. Further, there can be no assurance that acquisitions will not have an adverse effect upon the Company's operating results, particularly in periods, such as the quarters immediately following the consummation of such transactions, in which the operations of the acquired businesses are being integrated into the Company's operations. Once integrated, acquired operations may not achieve levels of net sales

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or  profitability  comparable  to  those  achieved  by  the  Company's  existing operations, or otherwise perform as expected. Management may determine that it is necessary or desirable to obtain financing for such acquisitions through bank borrowings or the issuance of debt or equity securities. Debt financing of any such acquisition could increase the leverage of the Company. Equity financing of any such transaction may dilute the ownership of the Company's stockholders. There can be no assurance that the Company will be able to obtain financing on acceptable terms.

         Competition. JP Foodservice operates in highly competitive markets, and its future success will depend in large part on its ability to provide superior service and high-quality products at competitive prices. The Company encounters competition from a variety of sources, including specialty and system foodservice distributors and other broadline distributors. Some of the Company's competitors have substantially greater financial and other resources than the Company.

         Labor Relations. A significant portion of the Company's full-time employees and employees employed in the Company's warehouse and distribution operations are members of various local unions associated with the International Brotherhood of Teamsters. Although the Company has not experienced any labor disputes or work stoppages, a work stoppage could have a material adverse effect on the Company.

         Dependence on Senior Management. The Company's success is largely dependent on the skills, experience and efforts of its senior management. The loss of the service of one or more of the Company's senior management could have a material adverse effect on the Company's business and development.

         Provisions With Possible Anti-Takeover Effects. The Company's Certificate of Incorporation and Bylaws contain provisions that may have the effect of discouraging certain transactions involving an actual or threatened change of control of the Company. These provisions include a requirement that the Board of Directors of the Company be divided into three classes with approximately one-third of the Board to be elected each year. The classification of directors has the effect of making it more difficult for stockholders to change the composition of the Board. In addition, the Board of Directors has the authority to issue up to 5,000,000 shares of preferred stock in one or more series and to fix the powers, preferences and rights of any such series without stockholder approval. The ability to issue preferred stock could have the effect of discouraging unsolicited acquisition proposals or making it more difficult for a third party to gain control of the Company, or otherwise could adversely affect the market price of the common stock of the Company (the "Common Stock"). The Company has adopted a shareholder rights plan under which preferred share purchase rights will be triggered upon the acquisition (or certain actions that would result in the acquisition) of 10% or more of the Common Stock by any person or group (or 15% or more in the case of certain institutional investors).


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         Volatility of Market Price for Common Stock.  From time to time,  there may be significant volatility in the market price for the Common Stock. Quarterly operating results of the Company or other distributors of food and related goods, changes in general conditions in the economy, the financial markets or the food distribution or foodservice industries, announcement of proposed acquisitions and failure to complete announced acquisitions, unusual
weather  conditions  or  other   developments   affecting  the  Company  or  its
competitors could cause the market price of the Common Stock to fluctuate substantially. In addition, in recent years the stock market has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated to their operating performance.

         Shares Eligible for Future Sale; Registration Rights. Future sales of substantial amounts of Common Stock in the public market could adversely affect the market price of the Common Stock. From time to time in connection with its acquisition program or otherwise, the Company may issue shares of Common Stock that constitute "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). Such restricted securities may not be sold except in compliance with the registrations requirements of the Securities Act or pursuant to an exemption from registration, such as the exemption provided by Rule 144 or Rule 145 under the Securities Act.

         The Company has granted certain registration rights with respect to the shares of Common Stock issued to former owners of acquired businesses. Certain of such stockholders are entitled to require the Company to register the sale of their shares under the Securities Act. In addition, in connection with any such registration or if the Company otherwise proposes to register any shares of Common Stock under the Securities Act in the future, certain of such stockholders are entitled to require the Company, subject to certain conditions, to include all or a portion of their shares in such registration. The foregoing registration rights are subject to certain notice requirements, timing restrictions and volume limitations which may be imposed by the underwriters of an offering. The Company is required to bear the expenses of all such registrations, except for underwriting discounts and commissions. The Company currently expects that it may grant registration rights with respect to future issuances of Common Stock in connection with its acquisition program.

         Dividend Policy. The Company does not anticipate declaring or paying cash dividends on the Common Stock in the foreseeable future. The Company's ability to pay cash dividends is restricted by the terms of the Company's outstanding senior notes and the Company's existing credit facility, which consists of a $110 million revolving credit loan.


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